Exhibit (m)(i) under Form N-1A
                                             Exhibit 1 under Item 601/Reg. S-K

                             RULE 12b-1 AGREEMENT


      This Agreement is made between the Broker/Dealer or Financial Institution executing this Agreement ("Institution") and Edgewood Services, Inc. ("ESI") for the mutual funds (referred to individually as the "Fund" and collectively as the "Funds") for which ESI serves as Distributor of shares of beneficial interest or capital stock ("Shares") and which have adopted a Rule 12b-1 Plan ("Plan") and approved this form of agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940. In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

      1. ESI hereby appoints the Institution to render or cause to be rendered sales-related services to the Funds and their shareholders.

      2. The services to be provided under Paragraph 1 may include, but are not limited to, the following:

        (a) maintaining and distributing current copies of prospectuses and shareholder reports;

        (b) advertising the availability of its services and products;

        (c) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers;

        (d) responding to customers' and potential customers' questions about the Funds; and

        (e) providing training and supervision of its personnel.

The services listed above are illustrative. The Institution is not required to perform each service and may at any time perform either more or fewer services than described above.

      3. During the term of this Agreement, ESI will pay the Institution fees for each Fund as set forth in a written schedule delivered to the Institution pursuant to this Agreement. ESI's fee schedule for Institution may be changed by ESI sending a new fee schedule to Institution pursuant to Paragraph 11 of this Agreement. For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the fee on the basis of the number of days that the Rule 12b-1 Agreement is in effect during the quarter.

      4. The Institution agrees not to engage in a prohibited transaction (as defined in Part 4 of ERISA or Section 4975 of the Internal Revenue Code) or cause any employee benefit plan subject to ERISA to engage in such a transaction with respect to the investment of employee benefit plan assets in the Funds or the receipt of any compensation or fees from the Funds. The Institution also agrees not to violate any applicable state law with respect to the investment of employee benefit plan assets or any other assets held in a fiduciary capacity in the Funds or the receipt of compensation or other fees from the Funds. ESI shall have no responsibility or liability with respect to: (a) the determination of the applicability of any federal or state law to the investment of employee benefit plan assets or other assets held in a fiduciary capacity in the Funds or the receipt of compensation or other fees from the Funds; or (b) the Institution's compliance with, or violation of, any such laws.

      5. The Institution agrees not to solicit or cause to be solicited directly, or indirectly at any time in the future, any proxies from the shareholders of any or all of the Funds in opposition to proxies solicited by management of the Fund or Funds, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of Directors or Trustees of the Fund or Funds constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, and unless such solicitation is required to fulfill any fiduciary duty of the Institution by law. This paragraph 5 will survive the term of this Agreement.

      6. With respect to each Fund, this Agreement shall continue in effect for one year from the date of the execution of this Agreement, and thereafter for successive periods of one year if the form of this Agreement is approved at least annually by the Directors or Trustees of the Fund, including a majority of the members of the Board of Directors or Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Fund's Plan or in any related documents to the Plan ("Disinterested Directors or Trustees") cast in person at a meeting called for that purpose.

      7. Notwithstanding paragraph 6, this Agreement may be terminated with respect to each Fund as follows:

        (a) at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 on not more than sixty (60) days' written notice to the parties to this Agreement;

        (b) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940 or upon the termination of the "Administrative Support and Distributor's Contract" or "Distributor's Contract" between the Fund and ESI; and

        (c) by either party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

      8. The termination of this Agreement with respect to any one Fund will not cause the Agreement's termination with respect to any other Fund.

      9. The Institution agrees to obtain any taxpayer identification number certification from its customers required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide ESI or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

      10. This Agreement supersedes any prior service agreements between the parties for the Funds with respect to the subject matter hereof.

      11. This Agreement may be amended by ESI from time to time by the following procedure. ESI will mail a copy of the amendment to the Institution's address, as shown below. If the Institution does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. The Institution's objection must be in writing and be received by ESI within such thirty days.

      12. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.




      12. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.



                                     [Institution]


                                    Address


                                    City
                                    State                Zip Code

Dated:                              By:
                                    Authorized Signature


                                     Title


                                    Print Name of Authorized Signature




                                    EDGEWOOD SERVICES, INC.
                                    Federated Investors Tower
                                    Pittsburgh, Pennsylvania 15222-3779


                                    By:
                                    Name:  Charles L. Davis, Jr.
                                    Title:  Vice President

                            VISION GROUP OF FUNDS

                      EXHIBIT A to 12b-1 Agreement with
                       Edgewood Services, Inc. ("ESI")

ESI will pay Institution fees for the following portfolios (the "Funds"):

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MTB Balanced Fund                                  Class A Shares
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MTB Balanced Fund                                  Class B Shares
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MTB Equity Income Fund                             Class A Shares
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MTB Equity Income Fund                             Class B Shares
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MTB Equity Index Fund                              Class A Shares
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MTB Equity Index Fund                              Class B Shares
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MTB Income Fund                                    Class A Shares
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MTB Income Fund                                    Class B Shares
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MTB Institutional Prime Money Market Fund       Institutional Shares
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MTB Intermediate-Term Bond Fund                    Class A Shares
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MTB International Equity Fund                      Class A Shares
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MTB International Equity Fund                      Class B Shares
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MTB Large Cap Growth Fund                          Class A Shares
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MTB Large Cap Growth Fund                          Class B Shares
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MTB Large Cap Growth Fund II
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MTB Large Cap Stock Fund                           Class A Shares
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MTB Large Cap Stock Fund                           Class B Shares
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MTB Large Cap Value Fund                           Class A Shares
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MTB Large Cap Value Fund                           Class B Shares
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MTB Large Cap Value Fund II
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MTB Managed Allocation Fund - Aggressive           Class A Shares
Growth
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MTB Managed Allocation Fund - Aggressive           Class B Shares
Growth
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MTB Managed Allocation Fund -                      Class A Shares
Conservative Growth
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MTB Managed Allocation Fund -                      Class B Shares
Conservative Growth
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MTB Managed Allocation Fund - Moderate             Class A Shares
Growth
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MTB Managed Allocation Fund - Moderate             Class B Shares
Growth
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MTB Maryland Municipal Bond Fund                   Class A Shares
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MTB Maryland Municipal Bond Fund                   Class B Shares
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MTB Mid Cap Growth Fund                            Class A Shares
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MTB Mid Cap Growth Fund                            Class B Shares
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MTB Mid Cap Stock Fund                             Class A Shares
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MTB Mid Cap Stock Fund                             Class B Shares
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MTB Money Market Fund                              Class A Shares
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MTB Money Market Fund                              Class B Shares
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MTB Money Market Fund                              Class S Shares
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MTB Money Market Fund                          Institutional II Shares
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MTB Multi Cap Growth Fund                          Class A Shares
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MTB Multi Cap Growth Fund                          Class B Shares
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MTB New York Municipal Bond Fund                   Class B Shares
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MTB New York Municipal Bond Fund                   Class A Shares
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MTB New York Tax-Free Money Market Fund            Class A Shares
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MTB Pennsylvania Municipal Bond Fund               Class A Shares
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MTB Pennsylvania Tax-Free Money Market             Class A Shares
Fund
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MTB Pennsylvania Tax-Free Money Market         Institutional II Shares
Fund
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MTB Short Duration Government Bond Fund            Class A Shares
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MTB Short-Term Corporate Bond Fund                 Class A Shares
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MTB Small Cap Growth Fund                          Class A Shares
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MTB Small Cap Growth Fund                          Class B Shares
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MTB Small Cap Stock Fund                           Class A Shares
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MTB Small Cap Stock Fund                           Class B Shares
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MTB Tax-Free Money Market Fund                     Class A Shares
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MTB Tax-Free Money Market Fund                     Class B Shares
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MTB U.S. Government Bond Fund                      Class A Shares
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MTB U.S. Government Bond Fund                      Class B Shares
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MTB U.S. Government Money Market Fund              Class A Shares
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MTB U.S. Government Money Market Fund          Institutional II Shares
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MTB U.S. Treasury Money Market Fund                Class A Shares
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MTB U.S. Treasury Money Market Fund                Class S Shares
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MTB U.S. Treasury Money Market Fund            Institutional II Shares
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Fees

1. During the term of this Agreement, ESI will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of ..25% of the average net asset value of Class A Shares, Class S Shares, Institutional Shares, Institutional II Shares and Undesignated Shares held during the quarter in accounts for which the Institution provides services under this Agreement and .75% of the average net asset value of Class B Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

Revised   August 15, 2003